UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 23, 2017
CORPORATE OFFICE PROPERTIES TRUST
CORPORATE OFFICE PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)
(443) 285-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company (Corporate Office Properties Trust) ☐
Emerging Growth Company (Corporate Office Properties, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Corporate Office Properties Trust ☐
Corporate Office Properties, L.P. ☐

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2017, Corporate Office Properties Trust (the “Company”) entered into separate Performance Share Award Agreements (the “January Agreements”) with each of Stephen E. Budorick, President and Chief Executive Officer, Anthony Mifsud, Executive Vice President and Chief Financial Officer, and Paul R. Adkins, Executive Vice President and Chief Operating Officer (each an “NEO” and collectively, the “NEOs”). Pursuant to each of the January Agreements, the Company awarded Performance Share Units to each of the NEOs (the “January Grants”), as disclosed in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017. On August 23, 2017, the January Grants were modified to include a provision that limits the number of shares to be issued to 100% of the target award if the Company’s total shareholder return is negative during the performance period irrespective of its percentile rank in the 2017 peer group (the “Negative TSR Modifier”).

In addition, as a result of the modification to the January Agreements, on August 23, 2017, the Company issued Performance-Based Restricted Share Unit Award Certificates (each a “PSU Certificate” and collectively, the “PSU Certificates”) to each of the NEOs. Each of the PSU Certificates also includes the Negative TSR Modifier. The PSU Certificates augment the January Grants by increasing the number of Target Awards (defined in the PSU Certificate) so that the sum of the aggregate fair value of the January Grants, as amended, and the PSU Certificates result in the same aggregate fair value as the original January Grants. The Target Award granted to each of the NEOs pursuant to the PSU Certificates is set forth below:

Target Award of PSU Certificates
Stephen E. Budorick	1,696
Anthony Mifsud	526
Paul R. Adkins	604

A form of the PSU Certificate is attached hereto as Exhibit 99.1.

Item 9.01.             Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Shell Company Transactions

None

(d)	Exhibits

Exhibit Number	Exhibit Title
99.1	Form of PSU Certificate.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	August 28, 2017	Dated:	August 28, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Form of PSU Certificate.